United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_] Definitive Proxy Statement
[x] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12

RUDDICK CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1) Amount previously paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 2/21/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:
ANNUAL REPORT / PROXY STATEMENT / NOTICE OF ANNUAL MEETING
To view this material, have the 12-digit Control # (s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. Please make the request as instructed below on or before 2/8/08 to facilitate timely delivery.

To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com
**If requesting material by e-mail please send a blank e-mail with the 12-Digit Control # (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

RUDDICK CORPORATION 301 SOUTH TRYON STREET SUITE 1800 CHARLOTTE, NC 28202	RUDDICK CORPORATION
Vote In Person

In order to vote in person, please bring this notice card including the 12-digit Control # to the meeting along with a valid driver's license or identification card. At the meeting you will need to request a ballot to vote these shares.

Vote By Internet
1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXX40 2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40 3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXX40 4-TEST PRINT 5-51 MERCEDES WAY 6-EDGEWOOD, 7-NY 8-11717

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on February 20, 2008. Have your notice in hand when you access the web site and follow the instructions.

PAGE A (OF DUPLEX A/B)

Meeting Location
The ANNUAL Meeting for holders as of 12/14/07
is to be held on 2/21/08 at 10:00 A.M. EST
at:   Auditorium
      12th Floor, Two Wachovia Center
      301 S. Tryon Street
      Charlotte, North Carolina 28202

For meeting directions please call 704-372-5404

THIS AREA RESERVED FOR LANGUAGE PERTAINING TO HOUSEHOLDING IF APPLICABLE.	P99999-10 12 15 # OF #

PAGE B (OF DUPLEX A/B)

Voting items
The Board of Directors of Ruddick Corporation recommends that you vote FOR ALL NOMINEES to the Board of Directors and FOR Proposals 2 and 3.
1.	Election of the following three nominees as Directors listed below for three-year terms. Nominees: 01) John P. Derham Cato 02) Isaiah Tidwell 03) William C. Warden, Jr.

2.	Approval to decrease the size of the Board of Directors from twelve to eleven directors.

3.

Approval of the amendment to the Company's Bylaws to provide for the annual election of all members of the Board of Directors and for the fixing of the number of directors by the Board of Directors within a range established by the shareholders.

4.	The proxies are authorized to act upon any other business which may properly be brought before said meeting or any adjournment thereof.

The items of business are more fully described in the Proxy Statement. The Record Date for the 2008 Annual Meeting is December 14, 2007. Only shareholders of record as of the close of business on that date may vote at the meeting or any adjournment thereof. To vote now by Internet, go to www.proxyvote.com.

CONTROL # →	0000 0000 0000
ROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40 FINANCIAL SOLUTIONS ATTENTION:		Acct # XXXXXXXXXXXXX SHARESXXXXXXXXXXX Cusip
TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717		P99999-010 12 15 # OF #

02 0000000000 999999999999

NAME

THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

Acct #XXXXXXXXXXXXX
SHARESXXXXXXXXXXX
Cusip
P99999-010
12
15
# OF #